EXHIBIT 24(a)

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer of General Electric Company, a New York corporation (the "Company"), hereby constitutes and appoints Benjamin W. Heineman, Jr., Keith S. Sherin, Philip D. Ameen, Michael R. McAlevey and Robert E. Healing, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead in any and all capacities, to sign one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-4 or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable, any amendments thereto, and all post-effective amendments and supplements to such registration statement, for the registration of securities of the Company, including shares of Company Common Stock, to be offered and sold in connection with business acquisitions, by the Company or its affiliates, approved at any time or from time to time by the Board of Directors of the Company or the Acquisition Committee appointed for such purpose by the Board of Directors, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Registration Statement or Registration Statements shall comply with the Securities Act of 1933, as amended, and the applicable Rules and Regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this 25th day of July, 2003.


                            /s/ Jeffrey R. Immelt
                            Jeffrey R. Immelt
                            Chairman of the Board
                            (Principal Executive
                            Officer and Director)



/s/ Keith S. Sherin                         /s/ Philip D. Ameen
-------------------                         -------------------
Keith S. Sherin                             Philip D. Ameen
Senior Vice President -                     Vice President and Comptroller
Finance (Principal                          (Principal Accounting officer)
Financial Officer)


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/s/ James I. Cash, Jr.
--------------------------
James I. Cash, Jr.
Director


--------------------------
Dennis Dammerman
Director


/s/ Ann M. Fudge
--------------------------
Ann M. Fudge
Director


/s/ Claudio X Gonzalez
--------------------------
Claudio X Gonzalez
Director


/s/ Andrea Jung
--------------------------
Andrea Jung
Director


/s/ Alan G. Lafley
--------------------------
Alan G. Lafley
Director


/s/ Kenneth G. Langone
--------------------------
Kenneth G. Langone
Director


/s/ Ralph S. Larsen
--------------------------
Ralph S. Larsen
Director



--------------------------
Rochelle B. Lazarus
Director



/s/ Sam Nunn
--------------------------
Sam Nunn
Director


/s/ Roger S. Penske
--------------------------
Roger S. Penske
Director


--------------------------
Gary L. Rogers
Director


/s/ Andrew C. Sigler
--------------------------
Andrew C. Sigler
Director


--------------------------
Robert J. Swieringa
Director


--------------------------
Douglas A. Warner III
Director


--------------------------
Robert C. Wright
Director



                      A MAJORITY OF THE BOARD OF DIRECTORS


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